SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS CROCI® U.S. Fund
The following changes are effective on or about December 1, 2019:
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s summary prospectus.
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	Since Inception
Class A before tax	4/10/2015	-16.35	-0.14
After tax on distributions		-17.08	-0.66
After tax on distributions and sale of fund shares		-9.11	-0.16
Class T before tax	2/1/2017	-13.39	0.70
Class C before tax	4/10/2015	-11.94	0.67
Class R before tax	12/9/2016	-11.58	1.05
Class R6 before tax	4/10/2015	-10.94	1.77
INST Class before tax	4/10/2015	-10.95	1.73
Class S before tax	4/10/2015	-11.01	1.70
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-8.27	4.41
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		-4.38	7.17
The Russell 1000® Value Index has replaced the S&P 500® Index as the fund's primary benchmark index. The Advisor believes that the new index better represents the fund's investment strategy and is therefore more suitable for performance comparison.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-129